The Prudential Bank and Trust Company


For Monthly Period ended:                      			10/31/96

Interest Period (# of days):                 			31

Date of this Report: 			11/25/96


B.	Spread Account Cap and Unpaid Loan Amount

1	Investor Interest on the first day of the Monthly Period $450,000,000.00

2	Investor Interest on the last day of the Monthly Period	$450,000,000.00

3	Average Excess Spread Percentage for three preceding		5.98% (REVISED)
	Monthly Periods

4	Average Excess Spread Percentage for twelve preceding		4.60%(REVISED)
	Monthly Periods

5	Spread Account Cap for preceding Monthly Period		$4,500,000.00